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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): APRIL 11, 2002
                                                          --------------


                       INVERNESS MEDICAL INNOVATIONS, INC.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                        001-16789               04-3565120
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(State or other jurisdiction)           (Commission             (IRS Employer
    of incorporation)                   File Number)         Identification No.)


51 SAWYER ROAD, SUITE 200, WALTHAM, MA                              02453
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code: (781) 647-3900
                                                    ----------------------------


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5--OTHER EVENTS.

          On April 2, 2002, Inverness Medical Innovations, Inc. (the "Company") filed a Registration Statement on Form S-8 (file number 333-85402) with the Securities and Exchange Commission (the "Registration Statement"). Attached as
Exhibit 23.1 to this Current Report on Form 8-K is a consent of Arthur Andersen LLP to incorporate by reference in the Registration Statement its report dated March 1, 2002 included in the Company's Form 8-K/A filed with the Securities and Exchange Commission on March 5, 2002.

ITEM 7--FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c)    Exhibits.

                  Exhibit No.      Description

                      23.1         Consent of Arthur Andersen LLP.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      INVERNESS MEDICAL INNOVATIONS, INC.



                                      /s/ Duane L. James
                                      -----------------------------------------
                                      Duane L. James, Vice President of Finance
                                      and Treasurer

                                      Date: April 11, 2002



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                                  EXHIBIT INDEX

         Exhibit No.      Description

            23.1          Consent of Arthur Andersen LLP.




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